CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R §§ 200.80(B)4, AND 240.24B-2

EXHIBIT 10.59

December 15, 2014

B. Lynne Parshall, Chief Operating Officer
Isis Pharmaceuticals, Inc.
2855 Gazelle Court
Carlsbad, CA 92010
Fax: (760) 918-3592

Re:  Amendment #1 to the SMA Agreement (“Amendment #1”)
Dear Lynne:
Reference is hereby made to that certain Development, Option and License Agreement by and between Isis Pharmaceuticals, Inc. (“Isis”) and Biogen Idec International Holding Ltd (“Biogen Idec”) dated January 3, 2012, as supplemented and/or amended to date (the “SMA Agreement”).  Any capitalized terms not defined herein shall have the meaning set forth in the SMA Agreement.
Biogen Idec and Isis hereby acknowledge and agree that the SMA Agreement is hereby amended as follows:
1.           The definition of “Additional Development Plan Costs” in Appendix 1 of the SMA Agreement is hereby amended, superseded and replaced in its entirety to read as follows:
“Additional Development Plan Costs” means [***].
For clarity, the amended definition of Additional Development Plan Costs shall only apply with respect to Additional Development Plan Costs that are invoiced by Isis pursuant to Section 1.4.2(a) of the SMA Agreement following the date of this Amendment #1, and does not apply to any invoices for costs prior to the date of this Amendment #1 or that have been agreed to pursuant to the letter agreements between the parties dated January 27, 2014, August 13, 2014, October 7, 2014 and October 13, 2014.
2.           The following definitions are hereby added to Appendix 1 of the SMA Agreement:
“CS3A Study” means the ISIS 396443-CS3A Clinical Study described in the ISIS-SMNRx Development Plan.

“CS3B Study” means the ISIS 396443-CS3B Clinical Study described in the ISIS-SMNRx Development Plan.
“CS5 Study” means the ISIS 396443-CS5 Clinical Study described in the ISIS-SMNRx Development Plan.
“CS12 Study” means the ISIS 396443-CS12 Clinical Study described in the ISIS-SMNRx Development Plan.
“CS7 Study” means the ISIS 396443-CS7 Clinical Study described in the ISIS-SMNRx Development Plan.
“Isis/Biogen Idec Additional Agreements” means the (i) DMPK Research, Development, Option and License Agreement between the Parties dated June 27, 2012, (ii) Neurology Drug Discovery and Development Collaboration, Option and License Agreement between the Parties dated December 10, 2012 and (iii) the Strategic Neurology Drug Discovery and Development Collaboration, Option and License Agreement between the Parties dated September 5, 2013, in each case, as amended and/or restated from time to time.
3.           The definition of “PoC Trial” in Appendix 1 of the SMA Agreement is hereby amended, superseded and replaced in its entirety to read as follows:
“PoC Trial” means (A) either (i) the CS3B Study, if the CS3B Study [***] set forth in the protocol for the CS3B Study, or (ii) the CS4 Study, if the CS4 Study [***] set forth in the protocol for the CS4 Study, (B) completion of both the CS3B Study and the CS4 Study, irrespective of whether any such Clinical Studies [***] as set forth in the protocols for such Clinical Studies, or (C) the CS3A Study if Biogen Idec notifies Isis that [***].
4.       The following revisions are made to the license fee payments and timing under the SMA Agreement, in the event wherein a PoC Trial Completion Notice is delivered either for [***] or [***]:
a.            Where the [***] Study is the First PoC Trial to Achieve [***].  Notwithstanding anything to the contrary in the SMA Agreement, in the event that pursuant to Section 3.1.2 of the SMA Agreement Isis delivers a complete PoC Trial Completion Notice to Biogen Idec with respect to the [***] Study before the completion of the [***] Study, then:
(i) the Option Deadline (the “[***] Option Deadline”) shall be as set forth in Section 3.1.3 of the SMA Agreement; and
(ii) the license fee set forth in Section 6.3 of the SMA Agreement shall be $[***] (the “[***] License Fee”).
b.            Where the [***] Study is the First PoC Trial to Achieve [***].  Notwithstanding anything to the contrary in the SMA Agreement, in the event that pursuant to Section 3.1.2 of the SMA Agreement Isis delivers a complete PoC Trial Completion Notice to Biogen Idec with respect to the [***] Study before the completion of the [***] Study, then:

(i) Biogen Idec will pay Isis $[***] (the “[***] Clinical Success Fee”) within [***] days after receipt of such complete PoC Trial Completion Notice;
(ii) the license fee set forth in Section 6.3 of the SMA Agreement shall be $[***] (the “[***] License Fee”); and
(iii) the Option Deadline (the “[***] Option Deadline”) shall be the earlier of (x) [***] days following the date upon which [***], or (y) [***] days following Biogen Idec’s receipt of [***]; provided if at the time Biogen Idec receives such [***], (A) the [***] Study [***] set forth in the protocol for the [***] Study, and (B) Isis has [***], then the [***] Option Deadline will be [***] days following the earlier of (I) the [***], or (II) the [***].
Together with Biogen Idec’s written notice to Isis that it is exercising the Option and payment to Isis of the [***] License Fee by such [***] Option Deadline, the Option shall be deemed exercised. If Biogen Idec does not provide Isis a written notice that Biogen Idec is exercising the Option and pay Isis the [***] License Fee by the [***] Option Deadline, then the SMA Agreement will expire in accordance with Section 10.1.3 of the SMA Agreement.
c.            If the total amount of the [***] License Fee or the total sum of the [***] License Fee and the [***] Clinical Success Fee, as applicable, paid to Isis by Biogen Idec under this Amendment #1 equals $[***], an incremental additional royalty of [***]% shall be applied to the portion of Annual Worldwide Net Sales equal to or greater than $[***] (subject to any applicable royalty reductions set forth in Section 6.6.2 of the SMA Agreement) until Isis receives $[***] from this additional royalty. Once Isis has received such additional $[***] more in royalties, the royalty rates will revert back to the original royalty rates for the portion of Annual Worldwide Net Sales equal to or greater than $[***] in Section 6.6.1 of the SMA Agreement, subject to any applicable royalty rate reductions set forth in Section 6.6.2 of the SMA Agreement.
5.            If the decision is made to file an NDA and/or MAA based on data from the [***] Study, the [***] Interim Data, and/or the [***] Interim Data, the following provisions will apply:
a.            Where either an NDA and/or an MAA is Submitted Based on the [***]. Notwithstanding anything to the contrary in the SMA Agreement, Biogen Idec may [***] request in writing that Isis submit an NDA to the FDA and/or an MAA to the EMA based upon the data from the [***] Study.  Should Biogen Idec notify Isis in writing that Isis should submit an NDA to the FDA and/or an MAA to the EMA based upon the data from such [***] Study, then, subject to paragraphs 6 and 7 below, Isis shall submit such NDA and/or MAA and then:

(i)  The Option Deadline (the “[***] Option Deadline”) shall be the earlier of (x) [***] days following the earliest date upon which [***], as applicable, or (y) [***] days following Biogen Idec’s receipt of [***]; and
(ii) the license fee set forth in Section 6.3 of the SMA Agreement will be $[***] (the “[***] License Fee”) and will be due by such [***] Option Deadline.
For the avoidance of doubt, the [***] Study shall not be deemed [***] unless Biogen Idec notifies Isis that Biogen Idec wants Isis to submit either or both an NDA to the FDA and/or an MAA to the EMA based upon the data from the [***] Study.  [***].
b.            Where Biogen Idec Submits either an NDA and/or an MAA Based on the [***] Interim Data. Notwithstanding anything to the contrary in the SMA Agreement, in the event that Isis delivers interim data to Biogen Idec with respect to the [***] Study (“[***] Interim Data”), Biogen Idec, at its sole discretion, shall have [***] days in which to notify Isis that it will submit an NDA to the FDA and/or an MAA to the EMA based upon such [***] Interim Data (the “[***] Interim Data Filing Notice”). If Biogen Idec timely provides Isis a [***] Interim Data Filing Notice, then the Option shall be deemed exercised, and Biogen Idec will pay Isis the license fee of $[***] at the same time Biogen Idec delivers the [***] Interim Data Filing Notice.
c.            Where either an NDA and/or an MAA is Submitted Based on the [***] Interim Data. Notwithstanding anything to the contrary in the SMA Agreement, in the event that Isis delivers interim data to Biogen Idec with respect to the [***] Study (“[***] Interim Data”), Biogen Idec, at its sole discretion, shall have [***] days in which to notify Isis in writing whether or not Biogen Idec wants Isis to submit an NDA to the FDA and/or an MAA to the EMA based upon the [***] Interim Data.  If, within such [***] day period, Biogen Idec notifies Isis in writing that it wants Isis to submit an NDA to the FDA and/or an MAA to the EMA based upon the [***] Interim Data (the “[***] Interim Data Filing Notice”), then:
(i) Biogen Idec will pay Isis $[***] (the “[***] Interim Filing Fee”) at the same time Biogen Idec delivers the [***] Interim Data Filing Notice;
(ii) the license fee set forth in Section 6.3 of the SMA Agreement shall be $[***] (the “[***] Interim License Fee”); and
(iii) the Option Deadline (the “[***] Interim Option Deadline”) shall be the earlier of (x) [***] days following the earliest date upon which [***], as applicable, (y) [***] days following Biogen Idec’s receipt of a complete PoC Trial Completion Notice for the [***], or (z) 60 days following Biogen Idec’s receipt of [***] for both the [***] and the [***].
Together with Biogen Idec’s written notice to Isis that it is exercising the Option and payment to Isis of the [***] Interim License Fee by the [***] Interim Option Deadline, the Option shall be deemed exercised. If Biogen Idec does not provide Isis a written notice that Biogen Idec is exercising the Option and pay the [***] Interim License by the [***] Interim Option Deadline, then the SMA Agreement will expire in accordance with Section 10.1.3 of the SMA Agreement.

6.            In all cases where Biogen Idec has requested Isis to submit (or following Option exercise where Biogen Idec chooses to submit) an NDA and/or MAA for filing under this Amendment #1, Biogen Idec shall be responsible for [***] and the IND-holder at the time of such filing (either Biogen Idec or Isis) shall be responsible for submitting such NDA to the FDA and/or such MAA to the EMA.  If Isis is the IND-holder at the time of filing such NDA or MAA, Isis will [***], but Biogen Idec may [***].  If Biogen Idec is the IND-holder at the time of filing such NDA or MAA, Biogen Idec will [***]. Upon Biogen Idec’s request, Isis will assist Biogen Idec in [***], and Biogen Idec [***] incurred by Isis in providing such assistance; provided, however, that Isis shall be responsible for [***].
Subject to the terms and conditions of this Amendment #1, Isis will not assert any of the Licensed Technology against Biogen Idec or its successors or assigns solely based on Biogen Idec preparing an NDA or MAA in accordance with this Amendment #1.
7.            If Biogen Idec requests Isis submit an NDA or MAA based upon the data from the [***] Study, delivers a [***] Interim Data Filing Notice or delivers a [***] Interim Data Filing Notice, Isis shall as soon as practicable (but no later than [***] days after such request or delivery) transfer all regulatory documentation (including drafts), and the relevant Isis Know-How (including Manufacturing and Analytical Know-How) to Biogen Idec pursuant to Section 4.5 of the SMA Agreement.  In all cases where Biogen Idec exercises the Option, as soon as practicable (but no later than [***] days after Biogen Idec exercises its Option under this Amendment #1) transfer and assign the regulatory filings, including the IND to Biogen Idec pursuant to Section 4.5 of the SMA Agreement.
8.            If Biogen Idec receives a [***] based upon [***], the following provisions shall apply:
a.            Biogen Idec shall be the sole and exclusive owner of such [***].
b.            In the event that Biogen Idec sells or otherwise transfers such [***] to a Third Party, then any consideration received by Biogen Idec in exchange for such [***] shall be [***] for purposes of Article 6 of the SMA Agreement. Biogen Idec and Isis will mutually agree on the [***] for purposes of this paragraph 8(b).
c.            Biogen Idec shall determine, in its sole discretion, whether to [***] to a [***] or to [***] to a Third Party.  If Biogen Idec determines to [***], then Biogen Idec shall [***].
9.            Biogen Idec hereby agrees to use Commercially Reasonable Efforts to undertake the [***] Study and the [***] Study.
If you accept the terms and conditions set forth in this Amendment #1, please so indicate by executing a copy of this letter and returning it to Biogen Idec.  Upon execution by both Isis and Biogen Idec, this Amendment #1 shall be considered part of the SMA Agreement (including Sections 12.11 and 12.17 of the SMA Agreement) but, except as expressly provided above, shall not be deemed to modify or amend any provision of the SMA Agreement.  All other provisions of the SMA Agreement will remain in full force and effect.

This Amendment #1 may be executed in counterparts, each of which will be deemed an original, notwithstanding variations in format or file designation which may result from electronic transmission, store and printing of copies of this Amendment #1 from separate computers or printers.  Facsimile signatures and signatures transmitted via electronic mail in PDF format will be treated as original signatures.

[Signature page follows]

Sincerely,

/s/ Richard Brudnick

Richard Brudnick
Senior Vice President, Corporate Development
BIOGEN IDEC MA INC.

/s/ Frederick Lawson

Frederick Lawson, Director
BIOGEN IDEC INTERNATIONAL GMBH
AGREED AND CONFIRMED ON BEHALF OF ISIS PHARMACEUTICALS, INC.:

By:	/s/ B. Lynne Parshall

Name:	B. Lynne Parshall

Title:	Chief Operating Officer

Date:

Cc:	Isis Pharmaceuticals, Inc.
2855 Gazelle Court
Carlsbad, CA 92010
Attention: General Counsel
Fax: (760) 268-4922